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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in Amendment No. 1 of the Registration Statement on Form S-1 of our report dated March 29, 2001 relating to the financial statements of ZymoGenetics, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Seattle, Washington
November 1, 2001